Q2 2017 Earnings Earnings Release Supplement July 17, 2017 Exhibit 99.2 7/13/2017 10:27 AM BlackRock

A broadly diversified business across clients, products and geographies Q2 2017 Total Base Fees of $2.675 billion Assets Under Management of $5.689 trillion at June 30, 2017 Note: Base Fees and AUM by region data is based on client domicile. 1 Equity 53% 51% 62% 32% 28% 48% 64% 65% Institutional Active Americas Fixed income Retail Index EMEA Multi-asset iShares ETFs Alternatives Cash Asia-Pacific 30% 27% 11% 31% 38% 10% 29% 28% 27% 37% 7% 5% 2% 6% 8% Aum Base fees

2% 5% 7% 4% 4% 4% 3% 3% Long-term net flows ($ in billions) Total Long-Term Retail iShares ETFs Institutional LTM organic asset growth rate (%) LTM organic base fee growth rate (%) 4% 10% 10% 7% 4% 1% 0% (2)% (1)% 11% 12% 13% 11% 11% 15% 13% 16% 1% 1% (1)% (1)% 0% 0% 2% 2% Note: LTM organic asset growth rate measures rolling last twelve months net flows over beginning of period assets. 3% 6% 6% 6% 4% 2% 3% 1% 5% 1% 21% 3% 2 Q2 Q3 Q4 Q1 2015 2016 2017 $(7) $35 $54 $36 $2 $55 $88 $80 $94 $11 $7 $7 $0 ($6) $(2) $(2) $5 $7 $11 $23 $60 $24 $16 $51 $49 $64 $74 $(29) $5 $(13) $12 $(8) $6 $41 $11 $13

Profitability ($ in millions, except per share data) Net Income and EPS, as adjusted Operating Income and Margin, as adjusted For further information and reconciliations between GAAP and as adjusted, see page 9 of this earnings release supplement, notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. Operating Income, as adjusted Operating Margin, as adjusted Net Income, as adjusted EPS, as adjusted 3 44.9% 43.9% 41.6% 41.6% 43.9% 44.8% 44.4% 42.6% 43.9% $4.96 $5.00 $4.75 $4.25 $4.78 $5.14 $5.14 $5.25 $5.24 Q2 Q3 Q4 Q1 2015 2016 2017 $1,248 $1,227 $1,143 $1,047 $1,179 $1,216 $1,232 $1,151 $1,246 $838 $844 $801 $711 $797 $854 $852 $865 $860

Capital management (amounts in millions, except per share data) Amounts above exclude repurchases of employee tax withholdings related to employee stock transactions. GAAP Dividend Payout Ratio = Dividends declared / GAAP net income. Total GAAP Payout Ratio = (Dividends declared + share repurchases) / GAAP net income. Share repurchases and weighted average diluted shares Dividends and Payout Ratios 4 (1) GAAP Dividend Payout Ratio and Total GAAP Payout Ratio include the pre-tax restructuring charge of $76 million. (2) GAAP Dividend Payout Ratio and Total GAAP Payout Ratio include an $81 million tax benefit reflecting the adoption of new accounting guidance. 169.1 168.7 168.6 167.4 166.6 166.3 165.9 164.9 164.1 78 76 74 109 83 74 76 84 80 44 43 42 64 48 43 44 52169.1 168.7 168.6 167.4 166.6 166.3 165.9 164.9 164.1 78% 76% 74% 109% 83% 74% 76% 84% 80% 44% 43% 42% 64% 48% 43% 44% 52% 48% $275 $275 $275 $300 $275 $275 $275 $275 $275 Q2 Q3 Q4 Q1 2015 2016 2017

Major market indices and exchange rates

	Spot			% Change 6/30/2017 vs.		Average			% Change Q2 2017 vs.	
	6/30/2016	3/31/2017	6/30/2017	3/31/2017	6/30/2016	Q2 2016	Q1 2017	Q2 2017	Q1 2017	Q2 2016
Equity Indices:										
Domestic										
S&P 500	2,099	2,363	2,423	3%	15%	2,075	2,324	2,397	3%	16%
Global										
MSCI Barra World Index	1,653	1,854	1,916	3%	16%	1,656	1,819	1,893	4%	14%
MSCI Europe Index	112	129	128	(1)%	14%	114	125	131	5%	15%
MSCI AC Asia Pacific Index	129	147	155	5%	20%	128	143	151	6%	18%
MSCI Emerging Markets Index	834	958	1,011	6%	21%	819	927	993	7%	21%
S&P Global Natural Resources	2,768	3,210	3,175	(1)%	15%	2,720	3,233	3,186	(1)%	17%
BLK Equity Index [1]				4%	16%				5%	15%
Fixed Income Index:										
Barclays U.S. Aggregate Bond Index	2,028	1,993	2,021	1%	-%	1,997	1,982	2,015	2%	1%
Foreign Exchange Rates:										
GBP to USD	1.33	1.26	1.30	3%	(2)%	1.44	1.24	1.28	3%	(11)%
EUR to USD	1.11	1.07	1.14	7%	3%	1.13	1.07	1.10	3%	(3)%

Source: Bloomberg

(1) Revenue weighted composite index calculated by BlackRock to approximate the impact of market fluctuations on BlackRock's equity base fees. The index is derived from publicly available market indices that represent applicable AUM benchmarks for each equity portfolio, as selected by BlackRock. The market impact information for each equity portfolio used to calculate the index may be substantially different from that shown. Index does not include portfolios that do not have an applicable market index. Index does not reflect BlackRock's investment performance, and is not indicative of past or future results.

BLACKROCK®

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Quarterly revenue Q2 2017 Compared to Q2 2016 $161 million Total Revenue Q2 2017 Compared to Q1 2017 $141 million Percentage Change Year-over-Year Sequential Base Fees ex. SL 8% 5% Securities lending 3% 11% Performance fees (35)% (31)% Technology and risk management revenue 12% 4% Distribution fees (55)% (29)% Advisory and other revenue (13)% 24% Total 6% 5% Q2 2017 $2,965 million 6 2% 6% 5% 85% Base fees ex. Securities lending Securities lending performance fees Technology and risk management revenue advisory and other revenues $2,804 $181 $18 $5 $(6) $(11) $(26) $2,965 $2,824 $130 $15 $14 $6 $(2) $(22) $2,965 Q2 2016 Base fees ex sec lending Technology and risk management securities lending distribution fees advisory other revenue performance fees Q2 2017 Q1 2017

Quarterly investment advisory, administration fees and securities lending revenue Q2 2017 Compared to Q2 2016 Investment advisory, administration fees and securities lending revenue $186 million Q2 2017 Compared to Q1 2017 $145 million Q2 2017: $2,675 million Q2 2016 $2,489 million Q1 2017: $2,530 million 7 26% 16% 5% 8% 11% 3% 7% 17% 7% 29% 7% 16% 7% 3% 11% 7% 5% 15% 29% 6% 16% 7% 3% 11% 7% 5% 16% $2,489 $120 $28 $18 $15 $14 $6 $4 $9 $10 $2,675 $2,530 $55 $17 $17 $15 $12 $10 $10 $10 $1 $2,675 Q2 2016 Q2 2017 Q1 2017 IShares efts EQ Ishares ETFs FI Cash Non-ETF FI Active FI Active EQ Non-ETF EQ Multi-asset alts

Quarterly expense Expense, as adjusted, by category Q2 2017 Compared to Q2 2016, as adjusted Expense, as adjusted, includes non-GAAP adjustments related to PNC LTIP funding obligation of $4 million in the second quarter of 2017, $6 million in second quarter of 2016 and $4 million in the first quarter of 2017. For further information, see notes (1) through (3) in the current earnings release. $94 million Q2 2017 Compared to Q1 2017, as adjusted $46 million Percentage Change Year-over-Year Sequential Employee comp. & benefits 2% (2)% Distribution & servicing costs 11% 3% Amort. of deferred sales commissions (56)% (20)% Direct fund expense 15% 8% General & administration 11% 16% Amortization of intangibles -% -% Total 6% 3% Q2 2017 $1,719 million 8 $1,625 $(5) $12 $24 $29 $34 $1,719 $1,673 $(22) $1 $4 $16 $49 $1,719 Q2 2017 Q2 2017 Q1 2017 Amort – def sales comm distribution & servicing comp & benefits direct fund G&A Comp & Benefits 58% 7% 13% 20% 2% Employee comp. & benefits Distribution & servicing costs direct fund expense general & administration Amortization of intangibles

Reconciliation between GAAP and as adjusted ($ in millions) Non-GAAP adjustments include amounts related to a restructuring charge, PNC LTIP funding obligation, compensation related to appreciation (depreciation) on certain deferred compensation plans and noncash income tax matters, as applicable. For further information and reconciliation between GAAP and as adjusted, see notes (1) through (3) in the current earnings release as well as previously filed Form 10-Ks, 10-Qs and 8-Ks. 9 1,151 1,246 (16) (9) $(41) $(48) $11 $(48) $(25) $1 $(38) $(7) (9) 16 (10) 10 (6) (2) – (9) (10) As Adjusted $(50) $(32) $1 $(38) $(31) $(1) $(38) $(16) $(9) (60) (21)

Important Notes This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this earnings release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the potential for human error in connection with BlackRock’s operational systems; (10) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or The PNC Financial Services Group, Inc.; (11) changes in law and policy and uncertainty pending any such changes; (12) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (13) the ability to attract and retain highly talented professionals; (14) fluctuations in the carrying value of BlackRock’s economic investments; (15) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (16) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (17) the failure by a key vendor of BlackRock to fulfill its obligations to the Company; (18) any disruption to the operations of third parties whose functions are integral to BlackRock’s ETF platform; (19) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (20) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions. This presentation also includes non-GAAP financial measures. You can find our presentations on the most directly comparable GAAP financial measures calculated in accordance with GAAP and our reconciliations on page 9 of this earnings release supplement, our current earnings release dated July 17, 2017, and BlackRock’s other periodic reports, which are available on BlackRock’s website at www.blackrock.com. 10